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Exhibit 10.104

Contribution to SOURCECORP, Incorporated
Non-Qualified Retirement Plan

        In 2003, the Company made a contribution to the following individuals Non-Qualified Retirement Plan account matching their 2002 contribution for such account up to ten percent of such individual's base salary:

                      Ed H. Bowman, Jr.
                      Thomas C. Walker
                      Joe A. Rose
                      Barry L. Edwards
                      Charles S. Gilbert

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  Exhibit 10.104
Contribution to SOURCECORP, Incorporated Non-Qualified Retirement Plan